SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2005

Triad Automobile Receivables Trust 2005-A

(Issuer with respect to Securities)

Triad Financial Corporation

(Exact name of registrant as specified in its charter)

California	333-90130	33-0356705
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification Number)

Debra G. Glasser
Triad Financial Corporation
7711 Center Avenue
Huntington Beach, California	92647

(Address of principal	(Zip Code)
executive offices)

Registrant’s Telephone Number,
including area code:	(714)373-8300

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 8.1

Item 8.01. Other Events

     Incorporation of Certain Documents by Reference

     The registrant is filing the exhibits listed in Item 9.01 below in connection with the issuance of $245,000,000 aggregate principal balance of Class A-1 3.30% Asset Backed Notes (the “Class A-1 Notes”), $335,000,000 aggregate principal balance of Class A-2 3.79% Asset Backed Notes (the “Class A-2 Notes”), $290,000,000 aggregate principal balance of Class A-3 4.05% Asset Backed Notes (the “Class A-3 Notes”) and $234,000,000 Class A-4 4.22% Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Notes”) by Triad Automobile Receivables Trust 2005-A (the “Trust”) described in the final Prospectus Supplement dated May 18, 2005.

Item 9.01. Exhibits

Exhibit 5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1. Opinion of Kirkland & Ellis LLP, dated as of May 24, 2005.

Exhibit 8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1. Opinion of Kirkland & Ellis LLP, dated as of May 24, 2005.

SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD AUTOMOBILE RECEIVABLES TRUST 2005-A By: TRIAD FINANCIAL CORPORATION

(Administrator, not in its individual capacity but solely as Administrator on behalf of the Trust)

By: /s/ Debra G. Glasser

Name: Debra G. Glasser Title: Vice President—Legal

Dated: May 24, 2005

EXHIBIT INDEX

Exhibit No.	Description
EX 5.1	Opinion of Kirkland & Ellis LLP, dated as of May 24, 2005.

EX 8.1	Opinion of Kirkland & Ellis LLP, dated as of May 24, 2005.